Exhibit 99.1

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Global Consumer:
U.S. Cards	$576	$586	$737	$955	$733	$762	$966	$1,101	$778	$735	$797
U.S. Retail Distribution	420	410	424	453	502	469	524	524	564	478	319
U.S. Consumer Lending	363	438	438	397	444	437	438	345	486	507	487
U.S. Commercial Business	136	123	121	145	161	190	259	155	252	134	222

Total U.S. Consumer (1)	1,495	1,557	1,720	1,950	1,840	1,858	2,187	2,125	2,080	1,854	1,825

International Cards	135	170	240	180	244	250	301	342	302	331	383
International Consumer Finance	171	186	113	109	132	147	160	147	139	177	152
International Retail Banking	378	409	495	470	496	543	533	585	498	593	427

Total International Consumer	684	765	848	759	872	940	994	1,074	939	1,101	962

Other (2)	(21)	(42)	(27)	(23)	(91)	304	(62)	(54)	(176)	(58)	(64)

Total Global Consumer	2,158	2,280	2,541	2,686	2,621	3,102	3,119	3,145	2,843	2,897	2,723

Corporate and Investment Banking:
Capital Markets and Banking	1,203	1,174	1,163	1,102	1,477	1,502	1,159	1,257	1,439	1,043	1,424
Transaction Services	192	181	197	178	235	262	286	262	245	288	327
Other(2)(3)	7	(10)	(6)	(7)	(4)	(4,569)	7	168	(5)	41	46

Total Corporate and Investment Banking	1,402	1,345	1,354	1,273	1,708	(2,805)	1,452	1,687	1,679	1,372	1,797

Global Wealth Management:
Smith Barney	161	186	207	241	252	211	198	230	197	239	227
Private Bank (4)	125	139	143	144	159	152	136	(129)	122	83	79

Total Global Wealth Management	286	325	350	385	411	363	334	101	319	322	306

Alternative Investments	48	69	133	152	33	278	117	340	362	385	339
Corporate/Other	(47)	70	177	71	191	(22)	4	(125)	(88)	(245)	(177)

Income From Continuing Operations	3,847	4,089	4,555	4,567	4,964	916	5,026	5,148	5,115	4,731	4,988

Discontinued Operations(5)(6)	256	210	136	193	309	228	282	173	326	342	2,155

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143

(1)
U.S. disclosure includes Canada and Puerto Rico.

(2)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in CIB Other) related to the sale of The Samba Financial Group (Samba).

(3)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

(4)
The 2004 fourth quarter includes a $244 million after-tax charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(5)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(6)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction closed during the 2005 fourth quarter.

Reclassified to reflect the Global Consume reorganization.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
U.S. (1)
Global Consumer	$1,474	$1,515	$1,693	$1,927	$1,749	$1,784	$2,125	$2,071	$1,904	$1,796	$1,761
Corporate and Investment Banking	661	579	604	696	746	(4,244)	501	807	893	462	637
Global Wealth Management	231	256	276	313	315	282	272	310	273	315	288

Total U.S.	2,366	2,350	2,573	2,936	2,810	(2,178)	2,898	3,188	3,070	2,573	2,686

Mexico
Global Consumer	147	206	214	218	228	235	249	267	277	368	511
Corporate and Investment Banking	107	74	120	106	94	184	198	183	83	76	177
Global Wealth Management	10	10	11	10	16	12	13	11	13	10	12

Total Mexico	264	290	345	334	338	431	459	461	373	454	700

Europe, Middle East and Africa (EMEA)
Global Consumer	149	155	187	189	202	602	152	224	122	124	(154)
Corporate and Investment Banking	240	330	234	120	265	662	124	85	188	336	358
Global Wealth Management	(5)	(3)	(3)	(5)	9	4	4	(2)	(1)	3	8

Total EMEA	384	482	418	304	476	1,268	280	307	309	463	212

Japan
Global Consumer	176	195	106	106	142	147	164	163	175	188	169
Corporate and Investment Banking	40	14	54	54	93	87	91	63	48	54	58
Global Wealth Management	17	20	22	24	26	19	3	(253)	(8)	(45)	(29)

Total Japan	233	229	182	184	261	253	258	(27)	215	197	198

Asia (excluding Japan)
Global Consumer	186	198	212	215	247	280	333	328	311	341	375
Corporate and Investment Banking	183	193	196	203	308	321	309	352	322	249	382
Global Wealth Management	24	32	31	31	35	34	33	23	35	31	26

Total Asia	393	423	439	449	590	635	675	703	668	621	783

Latin America
Global Consumer	26	11	129	31	53	54	97	92	54	80	61
Corporate and Investment Banking	171	155	146	94	202	185	229	197	145	195	185
Global Wealth Management	9	10	13	12	10	12	9	12	7	8	1

Total Latin America	206	176	288	137	265	251	335	301	206	283	247

Alternative Investments	48	69	133	152	33	278	117	340	362	385	339
Corporate/Other	(47)	70	177	71	191	(22)	4	(125)	(88)	(245)	(177)

Income From Continuing Operations	3,847	4,089	4,555	4,567	4,964	916	5,026	5,148	5,115	4,731	4,988
Discontinued Operations	256	210	136	193	309	228	282	173	326	342	2,155

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143

Total International	$1,480	$1,600	$1,672	$1,408	$1,930	$2,838	$2,007	$1,745	$1,771	$2,018	$2,140

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer (except for SAMBA in 2Q04 which is allocated to EMEA).

Reclassified to reflect the Global Consumer reorganization.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Global Consumer:
U.S. Cards	$2,571	$2,531	$2,689	$3,589	$3,639	$3,483	$3,579	$3,506	$3,455	$3,263	$3,381
U.S. Retail Distribution	2,123	2,124	2,163	2,171	2,322	2,330	2,334	2,359	2,457	2,360	2,339
U.S. Consumer Lending	1,261	1,405	1,374	1,258	1,345	1,204	1,261	1,251	1,373	1,376	1,332
U.S. Commercial Business	527	511	511	479	474	619	620	581	678	491	649

Total U.S. Consumer(1)	6,482	6,571	6,737	7,497	7,780	7,636	7,794	7,697	7,963	7,490	7,701

International Cards	719	753	837	875	945	975	1,014	1,140	1,105	1,176	1,209
International Consumer Finance	958	865	886	902	894	911	919	958	948	963	950
International Retail Banking	1,714	1,854	1,819	1,925	2,034	2,128	2,157	2,349	2,305	2,396	2,474

Total International Consumer	3,391	3,472	3,542	3,702	3,873	4,014	4,090	4,447	4,358	4,535	4,633

Other	38	24	19	26	(2)	565	(14)	7	(203)	(18)	(13)

Total Global Consumer	9,911	10,067	10,298	11,225	11,651	12,215	11,870	12,151	12,118	12,007	12,321

Corporate and Investment Banking:
Capital Markets and Banking	4,193	4,550	3,846	3,856	4,531	4,495	3,733	4,347	4,899	3,965	5,187
Transaction Services	907	899	885	908	942	987	1,045	1,104	1,137	1,191	1,246
Other	(11)	(9)	2	6	1	585	2	14	1	—	1

Total Corporate and Investment Banking	5,089	5,440	4,733	4,770	5,474	6,067	4,780	5,465	6,037	5,156	6,434

Global Wealth Management:
Smith Barney	1,332	1,455	1,495	1,569	1,732	1,582	1,528	1,643	1,669	1,647	1,728
Private Bank	460	521	510	505	573	505	482	484	504	453	446

Total Global Wealth Management	1,792	1,976	2,005	2,074	2,305	2,087	2,010	2,127	2,173	2,100	2,174

Alternative Investments	170	234	518	357	191	545	297	670	866	1,112	720
Corporate/Other	254	267	231	183	311	(59)	(219)	(303)	2	(206)	(151)

Total Net Revenues	$17,216	$17,984	$17,785	$18,609	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	$21,498

(1)
U.S. disclosure includes Canada and Puerto Rico.

Reclassified to reflect the Global Consumer reorganization.

NM
Not meaningful

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
U.S.(1)
Global Consumer	$6,520	$6,595	$6,756	$7,523	$7,778	$7,617	$7,780	$7,704	$7,760	$7,472	$7,688
Corporate and Investment Banking	2,440	2,576	2,047	1,815	2,302	2,560	1,848	2,251	2,779	1,948	2,810
Global Wealth Management	1,514	1,647	1,680	1,755	1,915	1,765	1,718	1,843	1,872	1,852	1,923

Total U.S.	10,474	10,818	10,483	11,093	11,995	11,942	11,346	11,798	12,411	11,272	12,421

Mexico
Global Consumer	691	793	694	793	853	842	905	1,007	960	1,055	1,139
Corporate and Investment Banking	166	179	161	202	204	137	199	230	159	170	236
Global Wealth Management	28	31	28	30	38	34	35	31	31	31	30

Total Mexico	885	1,003	883	1,025	1,095	1,013	1,139	1,268	1,150	1,256	1,405

Europe, Middle East and Africa (EMEA)
Global Consumer	904	942	1,016	1,095	1,152	1,777	1,139	1,251	1,248	1,256	1,271
Corporate and Investment Banking	1,390	1,481	1,340	1,530	1,562	2,067	1,352	1,531	1,694	1,708	1,801
Global Wealth Management	58	65	64	73	80	72	68	71	71	71	79

Total EMEA	2,352	2,488	2,420	2,698	2,794	3,916	2,559	2,853	3,013	3,035	3,151

Japan
Global Consumer	915	813	823	823	815	812	822	841	821	827	803
Corporate and Investment Banking	73	105	153	189	227	204	226	160	180	187	211
Global Wealth Management	60	69	74	61	83	58	33	26	22	(15)	(13)

Total Japan	1,048	987	1,050	1,073	1,125	1,074	1,081	1,027	1,023	999	1,001

Asia (excluding Japan)
Global Consumer	682	723	755	781	824	944	999	1,046	1,072	1,116	1,141
Corporate and Investment Banking	593	631	676	694	857	770	823	958	915	761	1,004
Global Wealth Management	85	110	104	99	131	102	102	97	119	111	107

Total Asia	1,360	1,464	1,535	1,574	1,812	1,816	1,924	2,101	2,106	1,988	2,252

Latin America
Global Consumer	199	201	254	210	229	223	225	302	257	281	279
Corporate and Investment Banking	427	468	356	340	322	329	332	335	310	382	372
Global Wealth Management	47	54	55	56	58	56	54	59	58	50	48

Total Latin America	673	723	665	606	609	608	611	696	625	713	699

Alternative Investments	170	234	518	357	191	545	297	670	866	1,112	720
Corporate/Other	254	267	231	183	311	(59)	(219)	(303)	2	(206)	(151)

Total Net Revenues	$17,216	$17,984	$17,785	$18,609	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	$21,498

Total International	$6,318	$6,665	$6,553	$6,976	$7,435	$8,427	$7,314	$7,945	$7,917	$7,991	$8,508

(1)
Excludes Alternative Investments and Corporate/Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer (except for SAMBA in 2Q04 which is allocated to EMEA).

Reclassified to reflect the Global Consumer reorganization.

NM
Not meaningful

GLOBAL CONSUMER
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Global Consumer:
Total Revenues, Net of Interest Expense	$9,911	$10,067	$10,298	$11,225	$11,651	$12,215	$11,870	$12,151	$12,118	$12,007	$12,321
Total Operating Expenses	4,526	4,676	4,713	5,136	5,299	5,419	5,541	5,892	5,846	5,753	5,657
Total Provisions for Loan Losses, and Benefits and Claims	2,166	2,099	1,748	2,169	2,512	2,160	1,645	1,780	2,102	2,047	2,770

Income Before Taxes and Minority Interest	3,219	3,292	3,837	3,920	3,840	4,636	4,684	4,479	4,170	4,207	3,894
Income Taxes	1,041	1,000	1,286	1,224	1,203	1,519	1,550	1,320	1,314	1,295	1,153
Minority Interest, Net of Tax	20	12	10	10	16	15	15	14	13	15	18

Net Income	$2,158	$2,280	$2,541	$2,686	$2,621	$3,102	$3,119	$3,145	$2,843	$2,897	$2,723

U.S.:
Total Revenues, Net of Interest Expense	$6,482	$6,571	$6,737	$7,497	$7,780	$7,636	$7,794	$7,697	$7,963	$7,490	$7,701
Total Operating Expenses	2,663	2,720	2,789	2,986	3,157	3,279	3,342	3,436	3,337	3,358	3,290
Total Provisions for Loan Losses, and Benefits and Claims	1,494	1,383	1,231	1,520	1,843	1,489	1,042	1,070	1,429	1,317	1,573

Income Before Taxes and Minority Interest	2,325	2,468	2,717	2,991	2,780	2,868	3,410	3,191	3,197	2,815	2,838
Income Taxes	811	900	988	1,031	925	996	1,209	1,051	1,104	945	996
Minority Interest, Net of Tax	19	11	9	10	15	14	14	15	13	16	17

Net Income	$1,495	$1,557	$1,720	$1,950	$1,840	$1,858	$2,187	$2,125	$2,080	$1,854	$1,825

International:
Total Revenues, Net of Interest Expense	$3,391	$3,472	$3,542	$3,702	$3,873	$4,014	$4,090	$4,447	$4,358	$4,535	$4,633
Total Operating Expenses	1,793	1,865	1,862	2,084	2,022	2,051	2,114	2,362	2,422	2,320	2,280
Total Provisions for Loan Losses, and Benefits and Claims	672	716	517	649	669	671	603	710	673	730	1,197

Income Before Taxes and Minority Interest	926	891	1,163	969	1,182	1,292	1,373	1,375	1,263	1,485	1,156
Income Taxes	241	125	314	210	309	351	378	302	324	385	193
Minority Interest, Net of Tax	1	1	1	—	1	1	1	(1)	—	(1)	1

Net Income	$684	$765	$848	$759	$872	$940	$994	$1,074	$939	$1,101	$962

Other Consumer:
Total Revenues, Net of Interest Expense	$38	$24	$19	$26	$(2)	$565	$(14)	$7	$(203)	$(18)	$(13)
Total Operating Expenses	70	91	62	66	120	89	85	94	87	75	87

Income Before Taxes	(32)	(67)	(43)	(40)	(122)	476	(99)	(87)	(290)	(93)	(100)
Income Taxes	(11)	(25)	(16)	(17)	(31)	172	(37)	(33)	(114)	(35)	(36)

Net Income	$(21)	$(42)	$(27)	$(23)	$(91)	$304	$(62)	$(54)	$(176)	$(58)	$(64)

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
U.S.
CARDS—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Total Revenues, Net of Interest Expense(1)	$2,571	$2,531	$2,689	$3,589	$3,639	$3,483	$3,579	$3,506	$3,455	$3,263	$3,381
Total Operating Expenses	1,048	1,072	1,093	1,307	1,445	1,433	1,517	1,525	1,500	1,503	1,458

Net Credit Losses	603	537	432	816	1,077	946	717	786	756	640	649
Specific and Unallocated Credit Reserve Build/(Release)	25	—	—	(13)	—	(59)	(160)	(420)	—	—	30

Total Provision for Loan Losses	628	537	432	803	1,077	887	557	366	756	640	679

Income Before Taxes and Minority Interest	895	922	1,164	1,479	1,117	1,163	1,505	1,615	1,199	1,120	1,244
Income Taxes and Minority Interest	319	336	427	524	384	401	539	514	421	385	447

Net Income	$576	$586	$737	$955	$733	$762	$966	$1,101	$778	$735	$797

Average Assets (in billions of dollars)	$51	$45	$46	$66	$76	$73	$74	$73	$71	$65	$63
Return on Assets	4.58%	5.22%	6.36%	5.74%	3.88%	4.20%	5.19%	6.00%	4.44%	4.54%	5.02%
Net Credit Loss Ratio	6.04%	5.87%	4.83%	6.09%	7.13%	6.72%	5.41%	5.82%	5.77%	5.47%	5.76%
Average Risk Capital					$4,331	$4,214	$3,997	$3,958	$5,638	$5,855	$5,848
Return on Risk Capital					68%	73%	96%	111%	56%	50%	54%
Return on Invested Capital					22%	23%	30%	35%	23%	21%	22%
KEY INDICATORS—Managed Basis(1) (in billions of dollars)
Return on Managed Assets	1.99%	2.05%	2.51%	2.77%	1.99%	2.10%	2.61%	2.94%	2.12%	2.04%	2.20%
Average Managed Loans:
Securitized	$67.7	$71.2	$72.1	$74.5	$75.9	$75.6	$76.2	$83.6	$86.4	$87.7	$89.8
Held for Sale	5.1	3.0	4.1	0.6	—	2.1	7.4	2.9	0.2	0.6	—
On Balance Sheet	40.6	36.6	35.5	53.0	60.7	56.7	52.7	53.6	53.1	47.0	44.7

Total Managed	$113.4	$110.8	$111.7	$128.1	$136.6	$134.4	$136.3	$140.1	$139.7	$135.3	$134.5

Bankcards	$106.2	$104.1	$101.4	$106.6	$111.2	$109.0	$110.6	$114.2	$114.4	$110.4	$109.2
Private Label	7.2	6.7	10.3	21.5	25.4	25.4	25.7	25.9	25.3	24.9	25.3

Total Managed	$113.4	$110.8	$111.7	$128.1	$136.6	$134.4	$136.3	$140.1	$139.7	$135.3	$134.5

End of Period Managed Loans:
Bankcards	$105.3	$103.2	$100.5	$115.5	$109.8	$110.3	$112.2	$118.1	$111.9	$110.2	$109.1
Private Label	6.9	6.0	12.5	26.0	25.2	25.8	26.0	26.1	24.7	25.2	25.6

Total	$112.2	$109.2	$113.0	$141.5	$135.0	$136.1	$138.2	$144.2	$136.6	$135.4	$134.7

(1)
The 2005 first quarter, 2005 second quarter and 2005 third quarter, include releases of $129 million, $102 million and $137 million, respectively from the allowance for credit losses related to loan receivables that have been securitized during the quarter.

(2)
Managed basis presentation includes results from both the on-balance sheet loans and off-balance sheet loans, and exclude the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
SUPPLEMENTAL DISCLOSURE—Managed Basis(1):
EOP Open Accounts (in millions)	83.6	82.0	93.5	124.0	124.9	125.4	125.0	125.3	124.5	122.7	119.4
Purchase Sales (in billions of dollars)(2)	$55.6	$57.9	$60.5	$62.9	$58.6	$64.3	$64.8	$69.3	$61.7	$69.8	$70.9
Managed Average Yield:(3)
Bankcards	10.95%	11.24%	11.47%	12.31%	12.38%	12.14%	11.90%	12.01%	12.17%	12.42%	12.76%
Private Label	17.69%	17.78%	18.41%	19.74%	20.92%	19.76%	19.12%	19.00%	19.99%	19.43%	19.24%

Total	11.38%	11.63%	12.11%	13.56%	13.97%	13.58%	13.27%	13.30%	13.58%	13.71%	13.98%

Managed Net Interest Revenue (in millions of dollars):
Bankcards	$2,429	$2,480	$2,509	$2,874	$2,997	$2,859	$2,780	$2,805	$2,690	$2,572	$2,650
Private Label	369	352	580	1,068	1,230	1,140	1,163	1,123	1,111	1,048	1,088

Total	$2,798	$2,832	$3,089	$3,942	$4,227	$3,999	$3,943	$3,928	$3,801	$3,620	$3,738

Managed Net Interest Revenue as a % of Average Managed Loans:
Bankcards	9.28%	9.56%	9.82%	10.70%	10.84%	10.55%	10.00%	9.77%	9.54%	9.35%	9.64%
Private Label	20.78%	21.07%	22.34%	19.71%	19.46%	18.07%	17.98%	17.25%	17.81%	16.88%	17.06%
Total	10.02%	10.25%	10.97%	12.21%	12.45%	11.97%	11.51%	11.15%	11.03%	10.74%	11.03%
Managed Net Credit Margin (in millions of dollars):(4)
Bankcards	$1,597	$1,691	$1,752	$1,993	$1,833	$1,912	$2,029	$2,070	$1,888	$1,798	$1,881
Private Label	224	234	439	719	730	623	688	642	642	635	672

Total	$1,821	$1,925	$2,191	$2,712	$2,563	$2,535	$2,717	$2,712	$2,530	$2,433	$2,553

Managed Net Credit Margin as a % of Average Managed Loans:
Bankcards	6.10%	6.53%	6.85%	7.42%	6.63%	7.05%	7.30%	7.21%	6.69%	6.54%	6.84%
Private Label	12.62%	14.01%	16.91%	13.27%	11.55%	9.88%	10.63%	9.86%	10.29%	10.23%	10.54%

Total	6.52%	6.97%	7.78%	8.40%	7.55%	7.59%	7.93%	7.70%	7.34%	7.22%	7.54%

Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,519	$1,564	$1,490	$1,683	$1,852	$1,694	$1,509	$1,527	$1,490	$1,564	$1,531
Private Label	185	180	153	361	550	543	458	472	431	392	385

Total	$1,704	$1,744	$1,643	$2,044	$2,402	$2,237	$1,967	$1,999	$1,921	$1,956	$1,916

Coincident Managed Net Credit Loss Ratio:
Bankcards	5.81%	6.03%	5.83%	6.26%	6.70%	6.25%	5.43%	5.32%	5.28%	5.69%	5.57%
Private Label	10.42%	10.78%	5.89%	6.66%	8.70%	8.61%	7.08%	7.25%	6.91%	6.31%	6.04%
Total	6.10%	6.31%	5.84%	6.33%	7.07%	6.69%	5.74%	5.68%	5.58%	5.80%	5.66%
12 Month Lagged Managed Net Credit Loss Ratio	6.53%	6.57%	5.95%	7.22%	8.53%	8.12%	7.01%	6.21%	5.70%	5.84%	5.58%
Managed Loans 90+Days Past Due:
Bankcards	$1,933	$1,845	$1,855	$2,168	$2,008	$1,773	$1,761	$1,851	$1,716	$1,580	$1,579
Private Label	217	181	208	923	843	748	777	748	684	672	701

Total	$2,150	$2,026	$2,063	$3,091	$2,851	$2,521	$2,538	$2,599	$2,400	$2,252	$2,280

% of EOP Managed Loans:
Bankcards	1.84%	1.79%	1.85%	1.88%	1.83%	1.61%	1.57%	1.57%	1.53%	1.43%	1.45%
Private Label	3.14%	3.02%	1.66%	3.55%	3.35%	2.90%	2.99%	2.88%	2.78%	2.67%	2.74%
Total	1.92%	1.86%	1.83%	2.18%	2.11%	1.85%	1.84%	1.80%	1.76%	1.66%	1.69%

(1)
Managed basis presentation includes results from both the on-balance sheet loans and off-balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.
(2)
Purchase Sales represents customers' purchased sales plus cash advances.
(3)
Gross interest revenue earned divided by average managed loans.
(4)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM    Not meaningful

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Total Revenues, Net of Interest Expense:
Citibank Branches	742	757	736	724	751	777	786	751	853	766	754
Citifinancial Branches	866	852	900	916	1,040	1,024	1,016	1,059	1,053	1,054	1,035
Primerica Financial Services	515	515	527	531	531	529	532	549	551	540	550

Total Revenues, Net of Interest Expense	$2,123	$2,124	$2,163	$2,171	$2,322	$2,330	$2,334	$2,359	$2,457	$2,360	$2,339
Total Operating Expenses	994	994	1,022	1,035	1,104	1,104	1,056	1,094	1,085	1,107	1,099
Net Credit Losses	291	312	305	313	324	348	306	352	326	346	314
Specific and Unallocated Credit Reserve Build / (Release)	(9)	(4)	(10)	(6)	(4)	(12)	—	—	(17)	—	275
Provision for Benefits & Claims	185	178	179	174	186	172	162	183	182	177	170

Total Provisions for Loan Losses, and Benefits and Claims	467	486	474	481	506	508	468	535	491	523	759

Income Before Taxes	662	644	667	655	712	718	810	730	881	730	481
Income Taxes	242	234	243	202	210	249	286	206	317	252	162

Net Income	$420	$410	$424	$453	$502	$469	$524	$524	$564	$478	$319

Average Assets (in billions of dollars)	$53	$52	$53	$54	$59	$59	$60	$62	$63	$64	$65
Return on Assets	3.21%	3.16%	3.17%	3.33%	3.42%	3.20%	3.47%	3.36%	3.63%	3.00%	1.95%
Average Risk Capital					$2,611	$2,713	$2,738	$2,804	$2,940	$2,983	$3,003
Return on Risk Capital					77%	70%	76%	74%	78%	64%	42%
Return on Invested Capital					21%	18%	20%	20%	20%	18%	13%
Net Income by Business:
Citibank Branches	$126	$119	$117	$124	$134	$124	$130	$127	$185	$114	$111
Citifinancial Branches	163	156	173	183	231	214	258	257	245	228	72
Primerica Financial Services	131	135	134	146	137	131	136	140	134	136	136

Total Net Income	$420	$410	$424	$453	$502	$469	$524	$524	$564	$478	$319

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
KEY INDICATORS:
Average Loans (in billions of dollars):
Citibank Branches	$6.8	$6.8	$6.8	$6.9	$7.1	$7.4	$7.6	$8.0	$8.2	$8.5	$8.8
Citifinancial Branches	25.5	25.8	26.1	26.6	29.9	30.0	30.4	31.1	31.2	31.2	31.9

Total	$32.3	$32.6	$32.9	$33.5	$37.0	$37.4	$38.0	$39.1	$39.4	$39.7	$40.7

Average Loans by Product (in billions of dollars):
Real estate secured loans	$16.4	$16.0	$16.7	$17.0	$18.9	$19.3	$19.6	$20.1	$20.4	$20.8	$21.2
Personal loans	12.0	12.0	12.1	12.2	13.6	13.7	14.0	14.4	14.4	14.4	14.8
Sales finance and other	3.9	4.6	4.1	4.3	4.5	4.4	4.4	4.6	4.6	4.5	4.7

Total	$32.3	$32.6	$32.9	$33.5	$37.0	$37.4	$38.0	$39.1	$39.4	$39.7	$40.7

Net Interest Revenue (in millions of dollars):
Citibank Branches	$465	$474	$439	$417	$427	$449	$466	$484	$513	$523	$509
Citifinancial Branches	732	722	771	764	914	903	905	938	918	918	919
Primerica Financial Services	72	69	70	108	63	57	63	66	58	55	60

Total	$1,269	$1,265	$1,280	$1,289	$1,404	$1,409	$1,434	$1,488	$1,489	$1,496	$1,488

Net Credit Loss Ratio	3.65%	3.84%	3.68%	3.71%	3.52%	3.74%	3.20%	3.58%	3.36%	3.50%	3.06%
Loans 90+ Days Past Due (in millions of dollars)	$795	$783	$738	$806	$792	$764	$762	$814	$782	$723	$787
% of EOP Loans	1.94%	2.34%	2.18%	2.34%	2.10%	2.00%	1.95%	2.06%	1.98%	1.79%	1.91%
Number of Branches:
Citibank	781	779	782	779	779	775	776	775	883	885	884
Citifinancial	1,997	1,993	1,994	1,996	2,428	2,276	2,279	2,281	2,273	2,273	2,274

Total	2,778	2,772	2,776	2,775	3,207	3,051	3,055	3,056	3,156	3,158	3,158

Total EOP Accounts (in millions):
Citibank Branches	10.1	10.1	10.0	9.9	9.9	10.0	10.0	10.0	10.3	10.4	10.5
Citifinancial Branches	4.8	4.8	4.9	4.9	5.6	5.4	5.4	5.5	5.3	5.3	5.4
Primerica Financial Services	4.5	4.6	4.6	4.7	4.7	4.8	4.9	4.7	4.8	4.8	4.9

Total	19.4	19.5	19.5	19.5	20.2	20.2	20.3	20.2	20.4	20.5	20.8

Citibank Branches — Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$56.3	$56.5	$58.1	$58.9	$60.8	$63.0	$64.0	$63.9	$65.6	$66.4	$65.1
Time Deposits, CDs and Other	15.2	15.3	13.4	12.6	11.9	11.2	10.7	10.6	10.9	12.6	13.2

Total Branch Deposits	71.5	71.8	71.5	71.5	72.7	74.2	74.7	74.5	76.5	79.0	78.3
Smith Barney Bank Deposit Program	41.1	41.2	41.3	41.0	41.8	41.7	41.4	41.4	42.3	41.4	41.3

Total Deposits	$112.6	$113.0	$112.8	$112.5	$114.5	$115.9	$116.1	$115.9	$118.8	$120.4	$119.6

Checking Accounts (in millions)	3.3	3.3	3.3	3.3	3.3	3.3	3.3	3.3	3.5	3.5	3.5
EOP Investment AUMs (in billions of dollars)	$32.4	$34.4	$35.3	$37.2	$38.0	$38.4	$38.0	$40.6	$39.8	$40.7	$41.6
Total Investment Product Sales (in billions of dollars)	$2.5	$2.5	$2.6	$2.6	$2.9	$2.5	$2.8	$2.9	$3.1	$3.0	$3.2
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$474.4	$486.6	$494.2	$503.6	$510.7	$522.0	$534.2	$545.4	$553.1	$562.7	$572.4
Loan Volumes (in millions of dollars)	$1,259.6	$1,350.4	$1,460.0	$857.9	$749.3	$1,104.0	$961.0	$987.0	$972.8	$963.6	$1,099.9
Mutual Fund Sales at NAV (in millions of dollars)	$706	$692	$712	$730	$927	$861	$768	$769	$903	$865	$798
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$158	$171	$212	$220	$296	$263	$258	$278	$328	$271	$283
Investment AUMs (EOP) (in millions of dollars)	$18.7	$21.6	$22.3	$24.8	$25.5	$25.7	$25.7	$27.9	$27.5	$28.0	$29.3

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM
Not meaningful

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING — Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Total Revenues, Net of Interest Expense:
Real Estate Lending	$831	$969	$963	$831	$879	$740	$811	$766	$924	$888	$836
Student Loans	131	132	106	118	149	149	151	163	132	176	173
Auto	299	304	305	309	317	315	299	322	317	312	323

Total Revenues, Net of Interest Expense	1,261	1,405	1,374	1,258	1,345	1,204	1,261	1,251	1,373	1,376	1,332
Total Operating Expenses	395	421	421	414	394	371	417	447	411	413	425
Net Credit Losses	254	251	241	220	230	180	200	199	181	146	168
Specific and Unallocated Credit Reserve Build / (Release)	—	3	(12)	(25)	(8)	(66)	(80)	(1)	(1)	1	(56)
Provision for Benefits and Claims	4	4	3	1	1	1	1	1	2	1	2

Total Provisions for Loan Losses and Benefits and Claims	258	258	232	196	223	115	121	199	182	148	114

Income Before Taxes and Minority Interest	608	726	721	648	728	718	723	605	780	815	793
Income Taxes	229	277	274	242	269	267	271	245	281	292	289
Minority Interest, Net of Tax	16	11	9	9	15	14	14	15	13	16	17

Net Income	$363	$438	$438	$397	$444	$437	$438	$345	$486	$507	$487

Average Assets (in billions of dollars)	$133	$133	$138	$141	$141	$151	$163	$170	$178	$186	$192
Return on Assets	1.11%	1.32%	1.26%	1.12%	1.27%	1.16%	1.07%	0.81%	1.11%	1.09%	1.01%
Average Risk Capital					$2,321	$2,654	$2,805	$2,977	$3,291	$3,341	$3,218
Return on Risk Capital					77%	66%	62%	46%	60%	61%	60%
Return on Invested Capital					35%	32%	31%	23%	38%	32%	31%
Net Income by Business:
Real Estate Lending	$273	$341	$350	$304	$334	$304	$313	$229	$363	$356	$318
Student Loans	50	47	37	45	58	56	55	58	52	62	62
Auto	40	50	51	48	52	77	70	58	71	89	107

Total Net Income	$363	$438	$438	$397	$444	$437	$438	$345	$486	$507	$487

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 2

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
KEY INDICATORS:
Real Estate Lending—Balances (in billions of dollars)
Average Loans	$86.6	$85.8	$86.5	$91.2	$96.5	$102.9	$110.0	$117.3	$122.2	$126.5	$132.2
Originations	$25.3	$27.3	$41.6	$26.1	$24.8	$33.6	$27.2	$29.7	$25.9	$33.3	$37.0
Third Party Mortgage Servicing Portfolio (EOP)	$74.9	$80.6	$82.0	$162.9	$174.5	$170.1	$297.5	$291.3	$288.8	$287.2	$293.5
Net Servicing & Gain/(Loss) on Sale—(in millions of dollars)	$37.7	$218.5	$257.0	$46.9	$107.1	$(84.0)	$25.8	$(48.5)	$82.3	$82.3	$51.9
Net Interest Revenue—(in millions of dollars)	$774	$740	$733	$779	$754	$800	$766	$792	$831	$793	$774
NIR as a % of Average Loans	3.62%	3.46%	3.36%	3.39%	3.14%	3.13%	2.77%	2.69%	2.76%	2.51%	2.32%
Net Credit Loss Ratio	0.53%	0.56%	0.44%	0.37%	0.37%	0.29%	0.28%	0.22%	0.23%	0.19%	0.17%
Loans 90+Days Past Due—(in millions of dollars)	$2,323	$2,201	$2,088	$2,054	$1,822	$1,627	$2,066	$2,078	$1,911	$1,672	$1,697
% of EOP Loans	2.70%	2.63%	2.37%	2.20%	1.83%	1.51%	1.82%	1.72%	1.54%	1.31%	1.24%
Student Loans—Balances (in billions of dollars):
Average Loans(1)	$22.0	$22.3	$22.7	$23.5	$24.5	$24.5	$25.2	$25.9	$26.8	$27.3	$26.8
Originations	$2.3	$0.8	$2.2	$1.5	$2.2	$1.0	$2.6	$2.0	$2.6	$1.6	$3.8
Net Interest Revenue—(in millions of dollars)	$128	$129	$104	$116	$139	$145	$148	$147	$134	$129	$121
NIR as a % of Average Loans	2.36%	2.32%	1.82%	1.96%	2.28%	2.38%	2.34%	2.26%	2.03%	1.90%	1.79%
Net Credit Loss Ratio	0.04%	0.07%	0.06%	0.07%	0.04%	0.06%	0.02%	0.03%	0.02%	0.08%	0.03%
Loans 90+Days Past Due—(in millions of dollars)	$690	$726	$699	$700	$706	$738	$711	$696	$773	$792	$814
% of EOP Loans	3.10%	3.25%	3.00%	2.94%	2.89%	2.99%	2.72%	2.72%	2.84%	3.02%	3.06%
Auto—(in billions of dollars):
Average Loans	$8.8	$9.2	$9.5	$9.8	$10.0	$10.3	$10.6	$10.9	$11.0	$11.4	$11.9
Originations	$1.2	$1.2	$1.3	$1.1	$1.3	$1.4	$1.4	$1.2	$1.4	$1.6	$1.9
Net Interest Revenue—(in millions of dollars)	$297	$306	$299	$304	$310	$310	$292	$313	$308	$305	$314
NIR as a % of Average Loans	13.69%	13.34%	12.49%	12.31%	12.47%	12.10%	10.96%	11.42%	11.36%	10.73%	10.47%
Net Credit Margin (NCM)—(in millions of dollars)	$162	$177	$163	$177	$179	$212	$178	$190	$204	$231	$213
NCM as a % of Average Loans	7.47%	7.72%	6.81%	7.17%	7.20%	8.28%	6.68%	6.93%	7.52%	8.13%	7.10%
Net Credit Loss Ratio	6.29%	5.55%	5.91%	5.37%	5.59%	4.02%	4.54%	4.85%	4.17%	2.81%	3.70%
Loans 90+Days Past Due—(in millions of dollars)	$128	$127	$138	$148	$108	$88	$108	$114	$74	$75	$97
% of EOP Loans	1.43%	1.36%	1.42%	1.51%	1.07%	0.84%	1.01%	1.04%	0.66%	0.65%	0.80%

(1)
includes approximately $2 billion of Loans Held For Sale each quarter

NM    Not Meaningful

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
U.S.
COMMERCIAL BUSINESS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Total Revenues, Net of Interest Expense	$527	$511	$511	$479	$474	$619	$620	$581	$678	$491	$649
Total Operating Expenses	226	233	253	230	214	371	352	370	341	335	308
Net Credit Losses	158	122	103	84	47	32	41	78	12	12	8
Specific and Unallocated Credit Reserve Build / (Release)	(17)	(20)	(10)	(44)	(10)	(53)	(145)	(108)	(12)	(6)	13

Total Provision for Loan Losses	141	102	93	40	37	(21)	(104)	(30)	—	6	21

Income Before Taxes	160	176	165	209	223	269	372	241	337	150	320
Income Taxes	24	53	44	64	62	79	113	86	85	16	98

Net Income	$136	$123	$121	$145	$161	$190	$259	$155	$252	$134	$222

Average Assets (in billions of dollars)	$41	$41	$40	$38	$37	$37	$37	$38	$36	$38	$39
Return on Assets	1.35%	1.20%	1.20%	1.51%	1.75%	2.07%	2.78%	1.62%	2.84%	1.41%	2.26%
Average Risk Capital					$2,093	$2,048	$1,891	$1,872	$1,969	$1,825	$1,698
Return on Risk Capital					31%	37%	54%	33%	52%	29%	52%
Return on Invested Capital					22%	26%	38%	22%	37%	19%	31%
KEY INDICATORS (in billions of dollars):
Total Deposits	$11.4	$11.6	$12.4	$13.5	$14.1	$14.4	$14.3	$15.0	$15.1	$16.9	$18.6
Commercial Real Estate	$10.7	$10.5	$10.8	$11.4	$11.5	$11.5	$11.7	$12.0	$12.4	$14.2	$14.5
Equipment Leasing	14.7	14.6	14.5	14.1	13.7	13.4	12.8	12.8	12.7	13.1	13.1
Other	1.9	1.9	1.8	1.7	1.7	1.7	1.8	2.0	2.2	3.2	3.3

Average Loans	$27.3	$27.0	$27.1	$27.2	$26.9	$26.6	$26.3	$26.8	$27.3	$30.5	$30.9
Average Loans—Liquidating	10.6	9.6	8.6	7.0	6.3	5.9	5.4	5.3	2.4	0.8	0.6

Average Loans—Total	$37.9	$36.6	$35.7	$34.2	$33.2	$32.5	$31.7	$32.1	$29.7	$31.3	$31.5
Operating Leases	$—	$—	$—	$—	0.2	0.7	2.1	2.1	1.8	1.6	1.6

Total Average Earning Assets	$37.9	$36.6	$35.7	$34.2	$33.4	$33.2	$33.8	$34.2	$31.5	$32.9	$33.1

Net Interest Revenue—(in millions of dollars)	$502	$457	$463	$454	$449	$398	$392	$359	$329	$322	$372
Net Credit Loss Ratio	1.69%	1.33%	1.16%	0.98%	0.57%	0.40%	0.52%	0.97%	0.17%	0.15%	0.10%
Loans 90+Days Past Due—(in millions of dollars)	$550	$498	$461	$339	$329	$254	$224	$188	$185	$148	$175
% of EOP Loans	1.93%	1.40%	1.38%	1.02%	1.02%	0.84%	0.72%	0.58%	0.60%	0.47%	0.54%

NM    Not Meaningful

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
INTERNATIONAL
CARDS — Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Total Revenues, Net of Interest Expense
Mexico	$119	$146	$164	$132	$206	$194	$228	$242	$269	$307	$353
EMEA	219	213	243	289	295	286	280	296	294	285	302
Japan	61	62	67	69	68	73	74	80	73	76	76
Asia (excluding Japan)	270	281	305	327	322	362	378	410	401	423	414
Latin America	50	51	58	58	54	60	54	112	68	85	64

Total Revenues, Net of Interest Expense	719	753	837	875	945	975	1,014	1,140	1,105	1,176	1,209
Total Operating Expenses	391	384	408	491	484	522	527	598	568	577	561
Net Credit Losses	126	143	146	143	151	137	174	151	160	157	168
Specific and Unallocated Credit Reserve Build / (Release)	19	(2)	(39)	—	—	(9)	(85)	(9)	(5)	18	24

Total Provision for Loan Losses	145	141	107	143	151	128	89	142	155	175	192
Income Before Taxes and Minority Interest	183	228	322	241	310	325	398	400	382	424	456
Income Taxes and Minority Interest	48	58	82	61	66	75	97	58	80	93	73

Net Income	$135	$170	$240	$180	$244	$250	$301	$342	$302	$331	$383

Average Assets (in billions of dollars)	$16	$16	$17	$19	$20	$21	$21	$23	$25	$26	$26
Return on Assets	3.42%	4.26%	5.60%	3.76%	4.91%	5.03%	5.70%	5.92%	4.90%	5.11%	5.84%
Average Risk Capital					$1,182	$1,225	$1,209	$1,342	$1,595	$1,758	$1,855
Return on Risk Capital					83%	82%	99%	101%	77%	76%	82%
Return on Invested Capital					31%	30%	35%	38%	32%	33%	37%
Net Income by Region:
Mexico	$36	$61	$75	$56	$97	$88	$102	$90	$127	$125	$204
EMEA	21	27	33	20	37	36	35	56	32	34	34
Japan	14	13	15	16	21	22	26	31	17	17	17
Asia (excluding Japan)	52	54	64	71	71	82	110	113	101	117	107
Latin America	12	15	53	17	18	22	28	52	25	38	21

Total	$135	$170	$240	$180	$244	$250	$301	$342	$302	$331	$383

GLOBAL CONSUMER
INTERNATIONAL
CARDS — Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
KEY INDICATORS (in billions of dollars)
Average Yield	17.87%	17.45%	16.58%	16.74%	16.93%	16.20%	16.94%	16.90%	17.34%	17.52%	18.08%
Net Interest Revenue (in millions of dollars)	$425	$435	$467	$536	$569	$559	$597	$629	$647	$673	$710
% of Average Loans	12.86%	12.64%	12.60%	13.13%	13.54%	12.56%	12.84%	12.33%	12.26%	12.16%	12.41%
Net Credit Margin (in millions of dollars)	$593	$610	$691	$732	$795	$839	$840	$989	$945	$1,019	$1,041
% of Average Loans	17.95%	17.73%	18.65%	17.93%	18.92%	18.85%	18.06%	19.38%	17.91%	18.41%	18.19%
End of Period Loans	$13.3	$14.1	$15.7	$16.9	$16.9	$18.3	$19.1	$21.4	$21.6	$22.5	$23.1
EOP Open Accounts (in millions)	17.1	17.3	18.9	19.2	19.6	24.5	24.8	24.7	25.2	25.9	26.5
Purchase Sales	$9.8	$10.5	$11.7	$13.3	$12.8	$14.2	$15.0	$17.1	$16.1	$17.1	$17.3
Average Loans:
Mexico	$1.8	$1.9	$2.0	$2.1	$2.3	$2.5	$2.8	$3.2	$3.6	$4.0	$4.6
EMEA	4.0	4.2	4.6	5.4	5.6	5.5	5.4	5.8	6.0	6.3	6.2
Japan	1.0	1.0	1.1	1.2	1.2	1.2	1.2	1.4	1.3	1.3	1.3
Asia (excluding Japan)	6.2	6.3	6.6	7.0	7.3	8.2	8.6	9.3	9.8	9.9	9.8
Latin America	0.4	0.4	0.4	0.5	0.5	0.5	0.5	0.6	0.7	0.7	0.8

Total	$13.4	$13.8	$14.7	$16.2	$16.9	$17.9	$18.5	$20.3	$21.4	$22.2	$22.7

Coincident Net Credit Loss Ratio	3.81%	4.16%	3.96%	3.54%	3.60%	3.06%	3.76%	2.95%	3.02%	2.84%	2.94%
12 Month Lagged Net Credit Loss Ratio	4.25%	4.72%	4.62%	4.33%	4.55%	3.98%	4.74%	3.71%	3.83%	3.51%	3.61%
Loans 90+Days Past Due (in millions of dollars)	$255	$287	$290	$302	$301	$287	$304	$345	$354	$382	$411
% of EOP Loans	1.92%	2.03%	1.85%	1.79%	1.78%	1.57%	1.60%	1.61%	1.64%	1.70%	1.78%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

(2)
Purchase Sales represents cutomers' purchased sales plus cash advances.

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Total Revenues, Net of Interest Expense:
Mexico	$34	$37	$40	$39	$41	$39	$42	$43	$43	$44	$47
EMEA	136	145	158	167	171	185	172	189	189	185	185
Japan	746	638	639	641	622	621	635	648	627	635	609
Asia (excluding Japan)	22	24	28	33	36	42	47	53	61	69	78
Latin America	20	21	21	22	24	24	23	25	28	30	31

Total Revenues, Net of Interest Expense	$958	$865	$886	$902	$894	$911	$919	$958	$948	$963	$950
Total Operating Expenses	344	340	362	397	355	354	362	408	437	380	397
Net Credit Losses	345	388	384	360	347	347	349	343	316	321	334
Specific and Unallocated Credit Reserve Build / (Release)	30	8	(4)	7	—	—	(24)	—	—	1	(10)
Provision for Benefits & Claims	—	—	—	—	1	1	—	—	(1)	—	—

Total Provisions for Loan Losses, and Benefits and Claims	375	396	380	367	348	348	325	343	315	322	324

Income Before Taxes	239	129	144	138	191	209	232	207	196	261	229
Income Taxes	68	(57)	31	29	59	62	72	60	57	84	77

Net Income	$171	$186	$113	$109	$132	$147	$160	$147	$139	$177	$152

Average Assets (in billions of dollars)	$26	$27	$25	$26	$26	$25	$25	$27	$27	$26	$25
Return on Assets	2.67%	2.76%	1.79%	1.66%	2.04%	2.36%	2.55%	2.17%	2.09%	2.73%	2.41%
Average Risk Capital					$1,060	$1,075	$945	$932	$934	$920	$919
Return on Risk Capital					50%	55%	67%	63%	60%	77%	66%
Return on Invested Capital					14%	16%	18%	16%	16%	20%	18%
Net Income (loss) by Region:
Mexico	$9	$10	$10	$8	$10	$11	$11	$9	$9	$8	$9
EMEA	27	29	36	42	33	37	28	28	(4)	16	3
Japan	132	146	61	53	81	88	95	98	122	137	122
Asia (excluding Japan)	2	2	4	4	5	7	8	9	9	13	16
Latin America	1	(1)	2	2	3	4	18	3	3	3	2

Total	$171	$186	$113	$109	$132	$147	$160	$147	$139	$177	$152

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.0	$6.1	$6.0	$6.4	$6.7	$6.7	$7.2	$8.1	$8.3	$8.1	$8.0
Personal loans	12.1	11.7	11.7	12.4	12.7	12.3	12.2	13.0	13.0	12.9	12.8
Auto	2.0	1.9	1.7	1.6	1.4	1.2	1.0	0.9	0.8	0.6	0.5
Sales finance and other	1.2	1.2	1.2	1.1	1.1	0.9	0.8	0.9	0.7	0.8	0.6

Total	$21.3	$20.9	$20.6	$21.5	$21.9	$21.1	$21.2	$22.9	$22.8	$22.4	$21.9

Average Yield	19.77%	18.31%	18.37%	18.53%	17.93%	18.55%	18.50%	18.33%	18.31%	18.90%	18.87%
Net Interest Revenue—(in millions of dollars)	$941	$851	$859	$910	$883	$892	$889	$935	$920	$930	$910
Net Interest Revenue as a % of Average Loans	17.92%	16.33%	16.54%	16.79%	16.22%	17.00%	16.68%	16.24%	16.36%	16.65%	16.49%
Net Credit Margin (NCM)—(in millions of dollars)	$613	$477	$503	$541	$547	$563	$570	$615	$632	$642	$617
NCM as a % of Average Loans	11.67%	9.15%	9.69%	9.98%	10.05%	10.73%	10.70%	10.68%	11.24%	11.50%	11.18%
Net Credit Loss Ratio	6.57%	7.45%	7.38%	6.66%	6.37%	6.63%	6.55%	5.96%	5.62%	5.75%	6.03%
Loans 90+ Days Past Due—(in millions of dollars)	$399	$506	$488	$543	$543	$509	$464	$494	$480	$477	$467
% of EOP Loans	1.93%	2.46%	2.31%	2.50%	2.46%	2.38%	2.17%	2.13%	2.12%	2.17%	2.13%
Number of Sales Points:
Japan Branches	840	813	739	552	530	530	529	405	405	405	392
Japan Automated Loan Machines (ALMs)	371	371	371	372	382	380	419	512	523	588	654

Total Japan	1,211	1,184	1,110	924	912	910	948	917	928	993	1,046
Mexico Branches	146	154	162	162	162	162	174	190	217	233	255
EMEA Branches	135	168	176	188	199	228	234	252	264	277	282
Asia (excluding Japan) Branches	72	80	96	101	119	146	173	196	224	250	293
Latin America Branches	100	104	83	89	92	93	103	116	118	128	138

Total	1,664	1,690	1,627	1,464	1,484	1,539	1,632	1,671	1,751	1,881	2,014

Japan:
Average Loans (in billions of dollars)	$12.6	$11.9	$11.7	$12.0	$11.9	$11.4	$10.8	$11.2	$10.9	$10.5	$10.0
Net Credit Loss Ratio	9.98%	11.42%	11.39%	10.46%	10.08%	10.45%	10.99%	10.36%	9.25%	9.68%	9.77%
Net Income	$132	$146	$61	$53	$81	$88	$95	$98	$122	$137	$122

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
Total Revenues, Net of Interest Expense:
Mexico	$538	$610	$490	$622	$606	$609	$635	$722	$648	$704	$739
EMEA	549	584	615	639	686	722	687	766	765	786	784
Japan	108	113	117	113	125	118	113	113	121	116	118
Asia (excluding Japan)	390	418	422	421	466	540	574	583	610	624	649
Latin America	129	129	175	130	151	139	148	165	161	166	184

Total Revenues, Net of Interest Expense	1,714	1,854	1,819	1,925	2,034	2,128	2,157	2,349	2,305	2,396	2,474
Total Operating Expenses	1,058	1,141	1,092	1,196	1,183	1,175	1,225	1,356	1,417	1,363	1,322
Net Credit Losses	106	127	125	100	127	156	156	176	179	181	1,288
Specific and Unallocated Credit Reserve Build / (Release)	2	16	(125)	—	4	(12)	(9)	5	(9)	19	(649)
Provision for Benefits & Claims	44	36	30	39	39	51	42	44	33	33	42

Total Provisions for Loan Losses, and Benefits and Claims	152	179	30	139	170	195	189	225	203	233	681

Income Before Taxes and Minority Interest	504	534	697	590	681	758	743	768	685	800	471
Income Taxes and Minority Interest	126	125	202	120	185	215	210	183	187	207	44

Net Income	$378	$409	$495	$470	$496	$543	$533	$585	$498	$593	$427

Average Assets (in billions of dollars)	$82	$87	$86	$87	$91	$103	$108	$111	$113	$114	$115
Return on Assets	1.87%	1.89%	2.28%	2.14%	2.19%	2.12%	1.96%	2.10%	1.79%	2.09%	1.47%
Average Risk Capital					$8,768	$8,652	$9,228	$9,619	$9,983	$10,663	$10,802
Return on Risk Capital					23%	25%	23%	24%	20%	22%	16%
Return on Invested Capital					12%	14%	13%	13%	12%	13%	9%
Net Income (loss) by Region:
Mexico	$102	$135	$129	$154	$121	$136	$135	$168	$141	$235	$298
EMEA	101	99	118	127	132	151	89	140	94	74	(191)
Japan	30	36	30	37	40	37	43	34	36	34	30
Asia (excluding Japan)	132	142	144	140	171	191	215	206	201	211	252
Latin America	13	(3)	74	12	32	28	51	37	26	39	38

Total	$378	$409	$495	$470	$496	$543	$533	$585	$498	$593	$427

KEY INDICATORS:
Net Interest Revenue	$1,100	$1,062	$1,109	$1,168	$1,196	$1,232	$1,339	$1,472	$1,435	$1,516	$1,375
Net Credit Loss Ratio	1.05%	1.19%	1.19%	0.90%	1.14%	1.21%	1.09%	1.15%	1.17%	1.17%	8.20%
Loans 90+Days Past Due (in millions of dollars)	$1,880	$1,790	$1,863	$2,051	$2,087	$2,070	$1,974	$2,086	$2,013	$1,901	$770
% of EOP Loans	4.55%	4.22%	4.38%	4.61%	4.70%	3.71%	3.47%	3.36%	3.26%	3.09%	1.26%
Branches by Region:
Mexico	1,413	1,409	1,408	1,401	1,357	1,347	1,347	1,349	1,346	1,334	1,335
EMEA	592	582	596	597	596	599	604	606	612	619	618
Japan	24	24	25	25	25	25	25	25	25	25	25
Asia (excluding Japan)	98	98	103	105	106	341	342	347	354	394	396
Latin America	161	158	152	141	141	145	147	151	153	158	162

Total	2,288	2,271	2,284	2,269	2,225	2,457	2,465	2,478	2,490	2,530	2,536

Reclassified to reflect the Global Consumer reorganization.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 2

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$49.0	$51.5	$54.5	$59.2	$63.7	$66.5	$67.4	$70.6	$72.5	$71.0	$70.6
Time Deposits, CDs and Other	54.4	54.0	52.6	53.3	54.5	57.5	58.8	61.2	63.2	63.3	65.5

Total Average Deposits	$103.4	$105.5	$107.1	$112.5	$118.2	$124.0	$126.2	$131.8	$135.7	$134.3	$136.1

Investment Sales (in millions of dollars)	$6.9	$9.3	$9.4	$9.1	$11.2	$10.4	$9.3	$10.4	$12.5	$11.4	$13.6
Investment AUMs (EOP)	$48.5	$54.0	$55.5	$58.9	$69.9	$69.3	$73.4	$79.0	$81.8	$84.5	$91.7
Other (primarily Retirement Services)	16.5	18.6	18.1	18.6	20.3	22.5	22.8	24.4	24.0	24.2	24.6

Total AUMs	$65.0	$72.6	$73.6	$77.5	$90.2	$91.8	$96.2	$103.4	$105.8	$108.7	$116.3

Average Customer Deposits by Region (in billions of dollars):
Mexico	$21.3	$21.2	$20.1	$20.5	$21.4	$21.4	$21.2	$21.9	$23.0	$23.1	$23.6
EMEA	18.3	19.2	20.0	22.0	23.9	24.2	24.0	25.4	25.9	25.3	26.7
Japan	18.9	19.1	20.3	22.0	22.6	21.7	21.6	21.9	21.9	21.2	21.1
Asia (excluding Japan)	37.9	38.9	39.9	41.3	43.7	50.0	52.5	55.7	57.9	57.6	57.7
Latin America	7.0	7.1	6.8	6.7	6.6	6.7	6.9	6.9	7.0	7.1	7.0

Total	$103.4	$105.5	$107.1	$112.5	$118.2	$124.0	$126.2	$131.8	$135.7	$134.3	$136.1

Average Loans by Region (in billions of dollars):
Mexico	$6.6	$6.8	$6.3	$6.3	$6.3	$6.2	$6.2	$6.9	$7.3	$7.6	$7.8
EMEA	15.2	16.5	16.4	17.7	18.2	18.1	18.4	19.6	19.3	18.7	18.5
Japan	1.1	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.2	0.7
Asia (excluding Japan)	16.8	17.6	18.0	18.6	19.0	26.6	31.0	33.3	34.3	34.6	34.4
Latin America	1.3	1.3	1.2	1.0	0.9	0.8	0.8	0.8	0.8	0.8	0.9

Total	$41.0	$42.5	$42.2	$43.9	$44.7	$52.0	$56.7	$60.9	$62.0	$61.9	$62.3

Average Loans by Type (in billions of dollars):
Mortgage	$15.1	$15.3	$15.3	$15.4	$15.0	$19.1	$21.3	$22.6	$23.3	$23.6	$23.5
Auto	2.2	2.3	2.4	2.4	2.5	2.6	2.7	2.7	2.7	2.7	2.6
Personal	18.3	19.2	19.3	20.5	21.0	22.0	23.2	25.7	26.4	26.3	26.5
Commercial	5.4	5.7	5.2	5.4	5.6	7.1	7.8	7.7	7.7	7.8	7.8
Other	—	—	—	0.2	0.6	1.2	1.7	2.2	1.9	1.5	1.9

Total	$41.0	$42.5	$42.2	$43.9	$44.7	$52.0	$56.7	$60.9	$62.0	$61.9	$62.3

EOP Accounts by Region:
Mexico	15.1	15.8	15.9	16.4	16.9	17.2	17.3	17.7	17.1	17.5	17.9
EMEA	7.4	7.6	7.6	7.7	7.9	8.0	8.1	8.3	8.4	8.6	8.7
Japan	2.1	2.1	2.2	2.2	2.2	2.2	2.1	2.1	2.1	2.1	2.1
Asia (excluding Japan)	5.0	5.2	5.3	5.5	5.8	11.5	11.8	11.4	11.7	11.9	12.2
Latin America	6.7	6.7	6.6	6.6	6.5	6.1	6.1	6.2	6.4	6.5	6.6

Total	36.3	37.4	37.6	38.4	39.3	45.0	45.4	45.7	45.7	46.6	47.5

Reclassified to reflect the Global Consumer reorganization.